UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices) (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

March 31, 2024

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2024 (UNAUDITED)

Dear Fellow Shareholders,

During the Fund’s 2024 fiscal year The Adirondack Small Cap Fund (ADKSX) gained 17.05% versus an 18.35% gain of the iShares® Russell 2000 Value ETF (IWN). The Fund’s annualized return for 5 year and 10 year was 9.73% and 5.65%, respectively.* As of March 31, 2024, the portfolio held fifty-three positions, with the top ten holdings representing 32.4% of Fund assets. The top overweight sectors as compared to the IWN were Materials and Technology, with meaningful underweights in Consumer Discretionary and Real Estate. In line with historical averages, annualized portfolio turnover was 33% and driven by profit-taking in Insurance and Energy stocks.

We enjoyed solid stock picking in sectors like Financials, Utilities and Energy, and combined those picks provided more than four hundred basis points of alpha. However, we struggled against the benchmark (IWN) in Healthcare and Consumer Discretionary. Healthcare saw an underperforming sector combined with company specific issues unrelated to business fundamentals. In Consumer Discretionary, stocks related to housing performed exceptionally well, while other industry components were at best hit or miss. Expecting mean reversion, we leaned into several soft goods producers whose shares performed poorly in 2022. But unfortunately, our industry turnaround call proved to be premature. We are confident in the steps these companies are taking to right their respective ships. Despite unpredictable setbacks, these businesses are executing well and marching toward better days. In time we expect that patience will be well rewarded. The negativity surrounding certain segments of Healthcare and Consumer Discretionary offer attractive risk/reward going forward.

Going into last fiscal year, versus the IWN the Fund was overweight Insurance Companies, underweight Banks and underweight Real Estate Investment Trusts (REITs). That allocation worked exceedingly well, given that higher rates benefitted the investment portfolios of Insurance Companies but were headwinds for borrowers like Banks and REITs. As the Fed tames inflation by slowing the economy, we expect them to slowly reduce rates. We are actively looking to allocate more capital to rate relief beneficiaries. We recently began acting on this thesis by reducing insurance exposure by 28% (12.2% of Fund assets at 3/31/24 (CNO (2.20%), GNW (3.27%), SPNT (3.18%), TIPT (1.82%), and UFCS (1.82%))) while more than doubling REIT exposure (4.4% of Fund assets at 3/31/24 (BRX (1.01%), HR (2.52%), and JBGS (0.86%))). While Banks also profit from lower funding costs, we remain concerned about the credit health of Banks given their exposure to the more challenging areas of commercial real estate. As regulators increase scrutiny of commercial real estate, we see bankers responding by materially reducing exposures. Such a transformation should provide opportunities for debt and equity REITs. We continue to search around the public REIT sector as it has significantly underperformed over the past ten years despite material increases in development costs.

With the possibility of a Fed easing looming, we recently added Healthcare Realty Trust (HR; as of 3/31/2024 HR represented 2.52% of the portfolio), one of the country’s largest owners of class-A medical office space. Their shares have suffered from integration issues after a merger with Healthcare Trust of America (HTA) that tripled its size in 2022. Large mergers are never easy, but compounding the challenge was the aggressive activist campaign (led by Elliott Investment Management) calling for the sale of HTA. This caused employees to leave. When

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THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2024 (UNAUDITED)

the deal finally closed, nine months after Elliott’s campaign started, many key employees responsible for asset management had already left HTA. Poor timing added to the challenge as interest rates doubled in the following months. Now in 2024 HR’s shares fetch around $14 versus the $31.75 all-cash offer that competitor Welltower (WELL) made for them in 2022. We suspect a fair number of long-term shareholders are selling out of frustration. Hindsight being 20/20, HR’s board erred by not entertaining Welltower’s overture. However, HR at these levels represents an exceptional opportunity for those willing to look past this misstep. Last year, HR retrenched by selling properties in smaller markets and using the proceeds to reduce their overall risk profile. They also increased their focus on improving tenant relations at former HTA properties. Recent third-party research points to solid progress in that regard with notable improvement in tenant satisfaction scores. They are intent on maintaining their dividend (8.6% yield as of 03/31/24), which represents attractive compensation while HR navigates this turnaround. An aging U.S. population suggests more frequent healthcare visits as the peak baby boomer population nears sixty-five years of age. In fact, recent results from the country’s largest hospital operator (HCA Healthcare Inc.) reflected strong volume with 6.2% higher patient admissions and 8.8% outpatient growth. Given a sturdy industry outlook, and a better balance sheet, we see HR’s current challenges as manageable. Even if rates stay higher for longer, most of HR’s debt matures starting in late 2026 with the largest bonds due in 2030 and 2031.

During the past twelve months, the U.S. economy has shown remarkable resilience in the face of higher rates. The Bureau of Economic Analysis reported the U.S economy grew by 4.9% during Q3 2023 and 3.9% in the final three months of 2023. Public and private sector investment was strong, while the American consumer felt good enough about the economy to dip into savings and spend on non-essentials, partly due to recent advances in stocks and home prices. Many market forecasters called for a recession in 2023 that never came, and few are willing to make that same call for this year. The unusual consistency of 2024 economic forecasts is worrisome, given that similar levels of consensus existed in 1990, 2000 and 2007 shortly before things went downhill. That said, we continue to see strong private and public sector investment nationwide. Technology, decarbonization and now artificial intelligence have recently reinforced an invest or go-broke mentality among U.S. corporations. Augmenting this is a $2.0 trillion government stimulus program supporting new economic initiatives which makes a strong case for continued growth. Despite persistent calls for a U.S. small cap renaissance, they continue to lag U.S. large caps with the former having returned less than a third of the S&P 500 Index over the past several years. Some underperformance is specific to companies burdened by rising debt servicing costs. Higher interest rates disproportionately impact small caps, where most companies have variable-rate debt. In contrast, S&P 500 companies had better debt market access, allowing many to lock in the low rates of 2020 -2022 for seven years or more. It is sensible that this valuation dispersion will close at some point through M&A or portfolio rebalancing.

As the Fund enters its 20th year, we reflect on the core mission of patiently exploiting share price inefficiencies.  We endured many obstacles that improved our investment skills over the years.  We take pride that, since the Fund’s inception, average annualized returns of 8.57% exceeded our benchmark IWN by 129 basis points. While we cannot guarantee future results, we will continue carefully sorting through the small cap space to find situations where

Annual Report | 2

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2024 (UNAUDITED)

pessimism is unwarranted. Thank you for joining us along this investment journey. For the most up-to-date information on your investment, please visit www.adirondackfunds.com.

Regards,

Matt Reiner, CFA®                                        Greg Roeder, CFA®

Portfolio Manager                                           Portfolio Manager

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.59% (net 1.48% with fee waiver/expense reimbursement arrangement). The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2024, subject to termination by the Fund on 60 days’ written notice.

Important Risk Information

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.

The iShares ® Russell 2000 Value ETF (IWN) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.

Alpha means the return earned on an investment above that of the benchmark.

The S&P 500 Index is a market value-weighted index of 500 stocks seen as indicators of U.S. equities and reflects large cap performance.  You cannot invest directly in an index.

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THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS,* as a Percentage of the Fund’s Net Assets

MARCH 31, 2024 (UNAUDITED)

1.	Conduent, Inc.	3.58%
2.	Antero Resources Corp.	3.46%
3.	Kyndryl Holdings, Inc.	3.44%
4.	Genworth Financial, Inc. Class A	3.27%
5.	SiriusPoint Ltd. (Bermuda)	3.18%
6.	Orthofix Medical, Inc.	3.17%
7.	Trustco Bank Corp. NY	3.17%
8.	Pactiv Evergreen, Inc.	3.16%
9.	Dole PLC (Ireland)	3.12%
10.	LSI Industries, Inc.	2.82%

* Excludes Fund's Short-Term Investment positions.

Annual Report | 4

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2024 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Value Index, and the iShares Russell 2000 Value ETF.

$50,000
$48,000
$46,000
$44,000
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
3/31/2021
9/30/2021
3/31/2022
9/30/2022
3/31/2023
9/30/2023
3/31/2024
Adirondack Small Cap Fund $47,669
Russell 2000 Value Index $38,472
iShares Russell 2000 Value ETF $37,325

Average Annual Total Returns (a) (for periods ended March 31, 2024)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	17.05%	8.57%	9.73%	5.65%	8.57%
Russell 2000 Value Index **	18.75%	2.22%	8.17%	6.87%	7.36%
iShares Russell 2000 Value ETF ***	18.35%	1.99%	7.95%	6.72%	7.28%

The Fund has changed the broad-based securities market index (benchmark index) to which it compares itself from the Russell 2000 Value Index (RUJ) to the iShares Russell 2000 Value ETF (IWN). We chose IWN because it represents a realistic alternative for retail investors when deciding between active or passive small cap investing.  It also leads to more fair (real world) return comparisons as iShares managers face similar administrative cost, liquidity, and taxation constraints when implementing this index replicating strategy as do active managers. The IWN was launched in 2000 by Barclay's (Now BlackRock Fund Advisors) and is the largest fund available to investors that replicates the RUJ.  Its assets are presently over $12.6B, and its historical correlation (R - squared) with the RUJ is 99%.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

*** The iShares Russell 2000 Value ETF seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses before waiver and after waiver as of its last prospectus are 1.59% and 1.48%, respectively.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

Annual Report | 5

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2024 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Information Technology
15.85%
Materials
12.73%
Money Market Fund
3.14%
Real Estate Investment Trusts
4.41%
Utilities
4.63%
Consumer Discretionary
4.88%
Consumer Staples
4.31%
Energy
9.98%
Financials
20.06%
Health Care
7.10%
Industrials
12.91%

Sectors are categorized using Global Industry Classification Standard (GICS®) classifications.

Annual Report | 6

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2024

Shares		Fair Value

COMMON STOCKS - 92.07%

Accident & Health Insurance - 2.20%
28,800	CNO Financial Group, Inc.	$ 791,424

Agriculture Production - Crops - 3.12%
94,133	Dole PLC (Ireland)	1,123,007

Air Transportation, Scheduled - 1.33%
11,172	Alaska Air Group, Inc. *	480,284

Apparel & Other Finished Products of Fabrics & Similar Material - 1.51%
73,926	Under Armour, Inc. Class A *	545,574

Business Services - 3.58%
381,038	Conduent, Inc. *	1,287,908

Construction Special Trade Contractors - 0.60%
16,553	Matrix Service Co. *	215,686

Crude Petroleum & Natural Gas - 7.46%
42,952	Antero Resources Corp. *	1,245,608
30,370	CNX Resources Corp. *	720,376
162,386	Tetra Technologies, Inc. *	719,370
		2,685,354
Cutlery, Handtools & General Hardware - 1.97%
66,837	Hillman Solutions Corp. Class A *	711,146

Deep Sea Foreign Transportation of Freight - 1.66%
36,458	Ardmore Shipping Corp. (Bermuda)	598,640

Electric Lighting & Wiring Equipment - 2.82%
67,165	LSI Industries, Inc.	1,015,535

Electric & Other Services Combined - 1.56%
9,400	Allete, Inc.	560,616

Electric Services - 1.39%
5,325	Talen Energy Corp. *	502,414

Fire, Marine & Casualty Insurance - 6.70%
90,000	SiriusPoint Ltd. (Bermuda) *	1,143,900
38,038	Tiptree, Inc. Class A	657,297
28,106	United Fire Group, Inc.	611,868
		2,413,065
Footwear, (No Rubber) - 1.36%
43,537	Wolverine World Wide, Inc.	488,050

The accompanying notes are an integral part of these financial statements.

Annual Report | 7

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2024

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 92.07%

Glass Containers - 2.66%
57,753	O-I Glass, Inc. *	$ 958,122

Household Audio & Video Equipment - 1.57%
35,099	Knowles Corp. *	565,094

Industrial Inorganic Chemicals - 3.07%
52,474	LSB Industries, Inc. *	460,722
37,185	Tronox Holdings PLC Class A (United Kingdom)	645,160
		1,105,882
Laboratory Analytical Instruments - 0.97%
82,578	Harvard Bioscience, Inc. *	350,131

Life Insurance - 3.27%
183,332	Genworth Financial, Inc. Class A *	1,178,825

Meat Packing Plants - 1.17%
131	Seaboard Corp.	422,333

Metal Mining - 3.78%
32,670	Cleveland Cliffs, Inc. *	742,916
124,523	Ferroglobe PLC (United Kingdom)	620,124
		1,363,040
Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 2.20%
31,407	MDU Resources Group, Inc.	791,456

Oil & Gas Field Machinery & Equipment - 0.82%
98,096	Drilling Tools International Corp. *	294,288

Plastics, Foil & Coated Paper Bags - 3.16%
79,541	Pactiv Evergreen, Inc.	1,139,027

Printed Circuit Boards - 3.76%
9,160	Celestica, Inc. (Canada) *	411,650
4,524	Sanmina Corp. *	281,302
42,190	TTM Technologies, Inc. *	660,273
		1,353,225
Retail-Apparel & Accessory Stores - 0.93%
57,708	Hanesbrands, Inc. *	334,706

Retail-Miscellaneous Retail - 2.46%
78,079	EZCORP, Inc. Class A *	884,635

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2024

Shares		Fair Value

COMMON STOCKS (CONTINUED) - 92.07%

Security Brokers, Dealers & Flotation Companies - 2.18%
38,328	Virtu Financial, Inc. Class A	$ 786,491

Services-Computer Integrated Systems Design - 5.92%
57,000	Kyndryl Holdings, Inc. *	1,240,320
59,026	Unisys Corp. *	289,818
78,133	Veradigm, Inc. *	601,624
		2,131,762
Services-Engineering Services - 1.14%
43,028	Mistras Group, Inc. *	411,348

Services-Nursing & Personal Care Facilities - 1.95%
56,280	Healthcare Services Group, Inc. *	702,374

Special Industry Machinery - 0.85%
44,410	Manitex International, Inc. *	304,653

Sporting & Athletic Goods - 1.06%
56,701	Clarus Corp.	382,732

State Commercial Banks - 3.17%
40,542	Trustco Bank Corp. NY	1,141,663

Surgical & Medical Instruments & Apparatus - 4.42%
182,208	Accuray, Inc. *	450,054
78,749	Orthofix Medical, Inc. *	1,143,435
		1,593,489
Telephone & Telephone Apparatus - 2.64%
77,733	ADTRAN Holdings, Inc.	422,867
5,562	Ciena Corp. *	275,041
41,800	Infinera Corp. *	252,054
		949,962
Water Supply - 1.66%
62,828	Pure Cycle Corp. *	596,866

TOTAL FOR COMMON STOCKS (Cost $25,382,320) - 92.07%		33,160,807

REAL ESTATE INVESTMENT TRUSTS - 4.39%
15,570	Brixmor Property Group, Inc.	365,117
64,073	Healthcare Realty Trust, Inc.	906,633
19,279	JBG Smith Properties	309,428
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,392,154) - 4.39%		1,581,178

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2024

Shares		Fair Value

SHORT-TERM INVESTMENT - 3.12%
1,124,777	Federated Treasury Obligation Fund - Institutional Shares 5.17% **	$ 1,124,777
TOTAL SHORT-TERM INVESTMENT (Cost $1,124,777) - 3.12%		1,124,777

TOTAL INVESTMENTS (Cost $27,899,251) - 99.58%		35,866,762

OTHER ASSETS LESS LIABILITIES, NET - 0.42%		150,679

NET ASSETS - 100.00%		$ 36,017,441

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at March 31, 2024.

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2024

Assets:
Investments in Securities, at Fair Value (Cost $27,899,251)	$ 35,866,762
Cash	4,496
Receivables:
Securities Sold	162,743
Dividends and Interest	46,421
Shareholder Subscriptions	2,747
Prepaid Expenses	14,798
Total Assets	36,097,967
Liabilities:
Shareholder Redemptions	7,206
Due to Advisor	31,224
Due to Trustees	3,100
Accrued Expenses	38,996
Total Liabilities	80,526

Net Assets	$ 36,017,441

Net Assets Consist of:
Paid In Capital	$ 30,272,498
Distributable Earnings/(Deficit)	5,744,943
Net Assets, for 1,318,137 Shares Outstanding	$ 36,017,441

Net Asset Value Per Share	$ 27.32

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        FOR THE YEAR ENDED MARCH 31, 2024

Investment Income:
Dividends	$ 366,280
Interest	85,562
Total Investment Income	451,842

Expenses:
Advisory	369,026
Transfer Agent	45,163
Legal	13,025
Custodian	9,780
Audit	19,045
Trustees	19,500
Chief Compliance Officer	20,331
Insurance	9,843
Registration and Filing Fees	28,875
Printing and Mailing	1,934
Miscellaneous Fees	6,548
Total Expenses	543,070
Fees Waived by the Adviser	(36,739)
Net Expenses	506,331

Net Investment Loss	(54,489)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	3,313,758
Net Change in Unrealized Appreciation on Investments	2,159,621
Realized and Unrealized Gain on Investments	5,473,379

Net Increase in Net Assets Resulting from Operations	$ 5,418,890

The accompanying notes are an integral part of these financial statements.

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THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2024	3/31/2023
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (54,489)	$ (55,784)
Net Realized Gain on Investments	3,313,758	4,851,476
Unrealized Appreciation (Depreciation) on Investments	2,159,621	(5,252,737)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,418,890	(457,045)

Distributions to Shareholders:
Distributions	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions	(3,817,695)	(11,828,254)

Total Increase (Decrease) in Net Assets	1,601,195	(12,285,299)

Net Assets:
Beginning of Year	34,416,246	46,701,545

End of Year	$ 36,017,441	$ 34,416,246

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

Years Ended				
	3/31/2024	3/31/2023	3/31/2022	3/31/2021	3/31/2020
Net Asset Value, at Beginning of Year	$ 23.34	$ 23.17	$ 21.35	$ 10.99	$ 17.24
Income From Investment Operations:					
Net Investment Income (Loss) *	(0.04)	(0.03)	(0.10)	(0.06)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	4.02	0.20	1.92	10.44	(6.21)
Total from Investment Operations	3.98	0.17	1.82	10.38	(6.20)
Distributions:					
Net Investment Income	-	-	-	(0.02)	-
Realized Gains	-	-	-	-	(0.05)
Total from Distributions	-	-	-	(0.02)	(0.05)
Net Asset Value, at End of Year	$ 27.32	$ 23.34	$ 23.17	$ 21.35	$ 10.99
Total Return **	17.05%	0.73%	8.52%	94.50%	(36.07)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 36,017	$ 34,416	$ 46,702	$ 56,464	$ 62,450
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.59%	1.59%	1.43%	1.45%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27)%	(0.27)%	(0.45)%	(0.38)%	0.09%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.43%	1.45%	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	(0.16)%	(0.45)%	(0.38)%	0.09%
Portfolio Turnover	32.99%	28.07%	21.81%	32.52%	32.96%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2024

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment advisor, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

Annual Report | 15

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken in the Fund’s 2024 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2024, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Security Transactions and Investment Income:  The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and the Board of Trustees has the responsibility for determining fair value prices.

Annual Report | 16

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board of Trustees (“Fair Value” Pricing). The Board of Trustees uses reasonable diligence in determining whether market quotations are readily available. If, for example, the Board of Trustees determines that one source of market value is unreliable, the Board of Trustees will diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Annual Report | 17

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments. Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2024:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 33,160,807	$ -	$ -	$ 33,160,807
Real Estate Investment Trusts	1,581,178	-	-	1,581,178
Short-Term Investment	1,124,777	-	-	1,124,777
	$ 35,866,762	$ -	$ -	$ 35,866,762

The Fund did not hold any Level 3 assets during the year ended March 31, 2024. The Fund did not hold any derivative instruments at any time during the year ended March 31, 2024. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund. The monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets. The Advisor agreed to waive fees or reimburse

Annual Report | 18

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

the Fund should the total operating expenses of the Fund exceed 1.48% until August 1, 2024. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees. For the year ended March 31, 2024, the Advisor earned advisory fees of $369,026. As of March 31, 2024, the Fund owed the Advisor $31,224. For the year ended March 31, 2024, the Advisor waived fees of $36,739.

The Advisor has the ability to recoup previously waived fees or expenses in accordance with the Expense Limitation Agreement as follows:

Fiscal Year End	Expiration	Amount
March 31, 2023	March 31, 2026	$40,114
March 31, 2024	March 31, 2027	$36,739

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series. The total paid-in capital was $30,277,229 as of March 31, 2024. Transactions in capital for the years ended March 31, 2024 and 2023 were as follows:

	March 31, 2024		March 31, 2023
	Shares	Amount	Shares	Amount
Shares sold	47,607	$ 1,164,631	99,805	$ 2,207,549
Shares reinvested	-	-	-	-
Shares redeemed	(204,002)	(4,982,326)	(640,734)	(14,035,803)
Net decrease	(156,395)	$ (3,817,695)	(540,929)	$ (11,828,254)

Note 6. Investment Transactions

For the year ended March 31, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $10,785,599 and $14,161,059, respectively.

Annual Report | 19

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

Note 7. Tax Matters

As of March 31, 2024, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 29,228,279

Gross tax appreciation of investments	$ 9,796,110
Gross tax depreciation of investments	(3,157,627)
Net tax appreciation of investments	$ 6,638,483

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund's distributable earnings on a tax basis is determined only at the end of each fiscal year. As of March 31, 2024, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Long-term Capital Loss Carryforward – Non-expiring	$ (839,761)
Short-term Capital Loss Carryforward – Non-expiring	(23,889)
Post December Loss - Deferred	(29,890)
Net Unrealized Appreciation of Investments	6,638,483
Total Distributable Earnings	$ 5,744,943

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund utilized $3,265,101 of capital loss carryforwards during the fiscal year March 31, 2024.

As of March 31, 2024, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 839,761
Short-term non-expiring	$ 23,889

The Fund has recorded a reclassification in the capital accounts. As of March 31, 2024, the Fund recorded permanent book/tax differences of $29,330 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

Ordinary income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

No distributions were paid during the years ended March 31, 2024 and 2023.

Annual Report | 20

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

Note 8.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2024, National Financial Services Corp., for the benefit of its customers, owned approximately 31% of the Fund.

Note 10. Risk Factors

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, climate change and climate-related events or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 11. New Accounting Pronouncements

In October 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds. The rule and form amendments will, among other things, require the funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and for delivery free of charge to investors on request. The amendments became effective January 24, 2023 and the compliance date is July 24, 2024. Management is currently evaluating the impact of the new rule.

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is February 9, 2026 for Funds with more than $1 billion in assets and August

Annual Report | 21

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2024

9, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Annual Report | 22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, (the "Fund") a Series of the Adirondack Funds, including the schedule of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005.

Huntingdon Valley, Pennsylvania

May 17, 2024

Annual Report | 23

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2024 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2023 through March 31, 2024.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2023	March 31, 2024	October 1, 2023 to March 31, 2024

Actual	$1,000.00	$1,131.26	$7.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.47

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report | 24

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2024 (UNAUDITED)

The following table provides information regarding the Trustees, each of whom is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	Manufacturing Consultant (March 2024 – Present). President, Ideal Wood Products (January 2015 – February 2024).

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. since 2004.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. since July 2013.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. since February 2005.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

Annual Report | 25

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2024 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for each month of the fiscal year on Form N-PORT.  The Fund’s complete schedule of investments for the last month of each quarter are available publicly. The Form N-PORT filings must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Annual Report | 26

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Advisor

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

2617 Huntingdon Pike

Huntingdon Valley, PA 19006

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2024

$ 17,000

FY 2023

$ 16,000

(b)

Audit-Related Fees

Registrant

FY 2024

$ 0

FY 2023

$ 0

(c)

Tax Fees

Registrant

FY 2024

$ 2,600

FY 2023

$ 2,500

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2024

$ 0

FY 2023

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at the regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

FY 2024

$ 2,600 [tax fees]

FY 2023

$ 2,500 [tax fees]

(h)

The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation. Not applicable.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter. Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There have been no changes in the Registrant’s internal control over financial reporting that occurred during the fiscal year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 4, 2024

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 4, 2024

* Print the name and title of each signing officer under his or her signature.